                                                                    EXHIBIT 23.2



                         CONSENT OF ARTHUR ANDERSEN LLP

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 3, 1995 incorporated by reference or included in Occidental Petroleum Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1994.



                                          ARTHUR ANDERSEN LLP



Los Angeles, California
November 2, 1995